PlanRock Alternative Growth ETF

PRAE

PlanRock Market Neutral Income ETF

PRMN

PlanRock Growth Rotation ETF

PRER

PlanRock Income Rotation ETF

PRIR

Each a series of Northern Lights Fund Trust III

Supplement dated August 26, 2024

to the Prospectus and Statement of Additional Information (the “SAI”) of the Funds,
each dated December 11, 2023, as previously supplemented

This Supplement provides new and additional information beyond that contained in Prospectus and SAI and supersedes any information to the contrary in the Prospectus and SAI.

Effective September 6, 2024, a Creation Unit is composed of 10,000 shares. Therefore, as of September 6, 2024, all references in the Prospectus and SAI to a Creation Unit being a large block of 25,000 shares should be disregarded and are hereby replaced with references to a Creation Unit being a large block of 10,000 shares.

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You should read this Supplement in conjunction with the Funds’ Prospectus and SAI, as previously supplemented, each dated December 11, 2023. This Supplement provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. The Prospectus and SAI are available upon request and without charge by calling the Funds toll-free at 1-800-677-6025.

Please retain this Supplement for future reference.